Exhibit (b) (16)
                  Computation of Performance Quotations
                      FIRST PACIFIC MUTUAL FUND, INC.

                  First Hawaii Municipal Bond Fund Series

Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1997:  7.21%

          P = 1,000
          T = .0721
          n = 9.1068
              ERV = $1,885.73

          1,000(1+.0721)9.1068=$1,885.73

     Inception to September 30, 1997:  7.19%

          P = 1,000
          T = .0719
          n = 8.8548
              ERV = $1,849.10

          1,000(1+.0719)8.8548=$1,849.10


     December 31, 1992 to December 31, 1997:   6.02%

          P = 1,000
          T = .0602
          n = 5
              ERV = $1,339.59

          1,000(1+.0602)5=$1,339.59

     September 30, 1992 to September 30, 1997:   5.92%

          P = 1,000
          T = .0592
          n = 5
              ERV = $1,332.91

          1,000(1+.0592)5=$1,332.91


     December 31, 1996 to December 31, 1997:   7.10%

          P = 1,000
          T = .0710
          n = 1
              ERV = $ 1,071.00

          1,000(1+.0710)1=$1,071.00


     September 30, 1996 to September 30, 1997:  7.09%

          P = 1,000
          T = .0709
          n = 1
              ERV = $1,070.90

          1,000(1+.0709)1=$1,070.90



                  FIRST PACIFIC MUTUAL FUND, INC.

             First Hawaii Intermediate Municipal Fund Series

Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1997:  5.40%

          P = 1,000
          T = .0540
          n = 3.4932
              ERV = $1,201.58

          1,000(1+.0540)3.4932=$1,201.58

     Inception to September 30, 1997:  5.45%

          P = 1,000
          T = .0545
          n = 3.241
              ERV = $1,187.75

          1,000(1+.0545)3.241=$1,187.75


     December 31, 1996 to December 31, 1997:  3.62%

          P = 1,000
          T = .0362
          n = 1
              ERV = $ 1,036.18

          1,000(1+.0362)1=$1,036.18


     September 30, 1996 to September 30, 1997:  5.17%

          P = 1,000
          T = .0517
          n = 1
              ERV = $1,051.74

          1,000(1+.0517)1=$1,051.74



                      FIRST PACIFIC MUTUAL FUND, INC.

                     First Idaho Tax-Free Fund Series

Schedule for Computation of Performance Quotations

1.   Average Annual Total Return:

          P(1 + T)n = ERV

     Inception to December 31, 1997:  5.74%

          P = 1,000
          T = .0574
          n = 1.5027
              ERV = $1,087.49

          1,000(1+.0574)1.5027=$1,087.49

     Inception to September 30, 1997:  5.26%

          P = 1,000
          T = .0526
          n = 1.2459
              ERV = $1,066.00

          1,000(1+.0526)1.2459=$1,066.00


     December 31, 1996 to December 31, 1997:  4.79%

          P = 1,000
          T = .0479
          n = 1
              ERV = $ 1,047.86

          1,000(1+.0479)1=$1,047.86


     September 30, 1996 to September 30, 1997:  4.40%

          P = 1,000
          T = .0440
          n = 1
              ERV = $1,044.02

          1,000(1+.0440)1=$1,044.02